Business Combinations (Details 1) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Summary of unaudited consolidated pro forma results of operations
Revenues	$ 11,583,093	$ 10,714,528
Income from continuing operations	178,401	128,855
Net income	$ 179,380	$ 113,892
Income from continuing operations per diluted common share	$ 1.94	$ 1.39
Net income per diluted common share	$ 1.97	$ 1.24